SCHEDULE 14A

                             (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT

                        SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                TOUCHSTONE APPLIED SCIENCE ASSOCIATES,  INC.
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              (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applies:

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2.   Aggregate number of securities to which transaction applies:

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3.   Per unit price or other underlying value of transaction
     computed pursuant to Exchange Act Rule 0-11:

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4.   Proposed maximum aggregate value of transaction:

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5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount previously paid:

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2.   Form, Schedule or Registration Statement No.:

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3.   Filing Party:

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4.   Date Filed:

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



                TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                    4 Hardscrabble Heights, P.O. Box 382
                        Brewster, New York  10509

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To be held on April 25, 2003

To the Stockholders of Touchstone Applied Science Associates, Inc.:

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the "Company"), will be held at the Company's headquarters at 4 Hardscrabble Heights, Brewster, New York 10509 on Friday, April 25, 2003 at the hour of 10:00 a.m. local time for the following purposes:

           (1)     To elect Directors of the Company; and

           (2) To transact such other business as may properly come before the Meeting.

           Only stockholders of record at the close of business on March 14, 2003 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                  By Order of the Board of Directors,


                                  LINDA G. STRALEY
                                  Vice President and Secretary

Brewster, New York
March 24, 2003

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON

               [THIS PAGE INTENTIONALLY LEFT BLANK]

                TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                   4 Hardscrabble Heights, P.O. Box 382
                        Brewster, New York  10509

                     ANNUAL MEETING OF STOCKHOLDERS

                             PROXY STATEMENT

           This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of Touchstone Applied Science Associates, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement, together with the accompanying form of proxy and the Company's Annual Report for the fiscal year ended October 31, 2002
("Fiscal 2002"), will be mailed together to stockholders on or about March 24, 2003.

           Stockholders of record at the close of business on March 14, 2003 are entitled to notice of, and to vote at, the Meeting. On that date, there were issued and outstanding 2,594,453 shares of Common Stock, par value $0.0001 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote.

           The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a holder of Common Stock shall be entitled to one vote in person or by proxy, for each share held in his, her or its name on the record date. Directors will be elected by a plurality of the votes cast at the Meeting. The ratification or approval of all other proposals will be decided by a majority of the votes cast at the Meeting. Shares represented by proxies marked to withhold authority to vote, and shares represented by proxies that indicate that the broker or nominee stockholder thereof does not have discretionary authority to vote them will be counted to determine the existence of a quorum at the Meeting but will not affect the plurality or majority vote required. However, because abstentions with respect to any matter are treated as shares present in person or represented by proxy and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as a negative vote on matters other than the election of directors.

           All proxies received pursuant to this solicitation will be voted (unless revoked) at the Meeting or any adjournment thereof in the manner directed by a stockholder and, if no direction is made, will be voted FOR the election of each of the management nominees for directors in Proposal No. 1. If any other matters are properly presented at the Meeting for action, which are not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a stockholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at
40 Wall Street, New York, New York 10005 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy, thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

           As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing which will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxy. All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone, telecopier, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                           AND MANAGEMENT

           The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of March 14, 2003, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group.

           As of March 14, 2003, there were 2,594,453 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote per share.


Name and Address of
Beneficial Owners and       Shares of Common Stock     Percent of Common Stock
Directors and Officers        Beneficially Owned         Beneficially Owned
------------------------------------------------------------------------------


5% Beneficial Owners:
--------------------
Cahill, Warnock Strategic
Partners Fund, L.P.               720,318(1)(2)                  25.3%
c/o Cahill, Warnock & Co., LLC
1 South Street, Suite 2150
Baltimore, MD 21202

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Officers and Directors:
-----------------------
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Michael D. Beck                   162,875(3)                      6.1%
4 Hardscrabble Heights
Brewster, NY 10509

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Steven R. Berger                   10,625(4)                         *
620 Fifth Avenue
New York, NY 10020

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Peter A. Duhamel                   62,000(5)                      2.3%
4 Hardscrabble Heights
Brewster, NY 10509

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Joseph A. Fernandez                10,275(6)                         *
4392 Live Oak Boulevard
Palm Harbor, FL 34685

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Donald W. Hughes                  767,731(7)                     26.7%
1 South Street, Suite 2150
Baltimore, Maryland 21202

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Andrew L. Simon                   252,113(8)                      9.1%
4 Hardscrabble Heights
Brewster, NY 10509

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Linda G. Straley                  121,494(9)                      4.6%
4 Hardscrabble Heights
Brewster, NY 10509

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Thomas G. Struzzieri               15,000(10)                        *
319 Main Street
Saugerties, NY 12477

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Faith Takes                        47,500(11)                     1.8%
4 Hardscrabble Heights
Brewster, NY 10509

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David L. Warnock                  770,231(12)                    26.8%
1 South Street, Suite 2150
Baltimore, Maryland 21202

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Officers and Directors as       1,434,011(13)                    43.1%
a Group (10 persons)

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
________________
     * Less than 1%


1      Includes 258,268 shares that Cahill, Warnock
       Strategic Partners Fund, L.P. (the "Fund") has the right to acquire pursuant to currently exercisable warrants (the "Fund Warrants"). Excludes (a) 25,602 shares, and (b) 14,311 shares which may be acquired pursuant to currently exercisable warrants (the "Strategic Warrants"), owned by Strategic Associates, L.P., an affiliate of the Fund, but as to which the Fund disclaims beneficial ownership. ("Strategic Associates"; together, with the Fund, the "Cahill, Warnock Entities"). Pursuant to the Investor Rights Agreement (the "Investor Rights Agreement") between the Company and the Cahill, Warnock Entities, the Company has agreed that so long as the Cahill, Warnock Entities own at least 50% of the Fund Warrants and the Strategic Warrants (the "Warrants") (or if the Warrants have been exercised, the shares issuable pursuant thereto), the Cahill, Warnock Entities have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Donald W. Hughes are the two current directors who were nominated by the Cahill, Warnock Entities. Pursuant to the Investor Rights Agreement, the directors and executive officers of the Company have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Cahill, Warnock Entities. In addition, for a period of 29 months from the closing date of the investment by the Cahill Warnock Entities, at each meeting of stockholders for the purpose of electing directors, the Cahill, Warnock Entities have agreed to cast all of their eligible votes in favor of the directors nominated by the Company.

2      Edward L. Cahill, David L. Warnock and Donald W.
       Hughes are general partners of Cahill, Warnock Strategic Partners, L.P. ("Cahill, Warnock Partners"), the Fund's sole general partner, and the sole general partner of Strategic Associates. Each of David L. Warnock and Donald W. Hughes is also a director of the Company (see footnotes 7 and 12 to this table).

3 Includes (i) 42,000 shares which are owned jointly with Mr. Beck's wife, (ii) 9,375 shares owned by Mr. Beck's daughter, and (iii) 82,750 shares which Mr. Beck has the right to acquire upon the exercise of currently exercisable stock options or options that will become exercisable within 60 days. Excludes 9,375 shares owned by Mr. Beck's wife, as to which Mr. Beck disclaims beneficial ownership, and 6,000 shares which are the subject of stock options that are not currently exercisable.

4 Includes 10,625 shares which Mr. Berger has the right to acquire upon the exercise of currently exercisable stock options or stock options which become exercisable within 60 days.

5 Includes 52,000 shares which are the subject of options granted to Mr. Duhamel which are currently exercisable or stock options which become exercisable within 60 days. Excludes 6,000 shares which are the subject of stock options that are not currently exercisable.

6 Includes 9,375 shares which Mr. Fernandez has the right to acquire upon the exercise of currently exercisable stock options or stock options which become exercisable within 60 days.

7      Includes (i) 487,652 shares owned by the Cahill
       Warnock Entities, (ii) 258,268 shares which the Fund has the right to acquire pursuant to the Fund Warrant; (iii) 14,311 shares which Strategic Associates, has the right to acquire pursuant to the Strategic Warrant (see footnotes 1 and 2 to this table); and (iv) 7,500 shares which Mr. Hughes has the right to acquire upon the exercise of currently exercisable stock options or stock options which become exercisable within the next 60 days.

8 Includes 161,875 shares which Mr. Simon has the right to acquire upon the exercise of currently exercisable stock options or stock options that will become exercisable within 60 days, and which options are not included in the Voting Trust. Excludes 375 shares of Common Stock owned by the retirement account of Mr. Simon's wife, as to which Mr. Simon disclaims beneficial ownership, and 10,000 shares which are the subject of stock options that are not currently exercisable.

9 Includes 70,800 shares which Ms. Straley has the right to acquire upon the exercise of currently exercisable stock options or options that will become exercisable within 60 days. Excludes 3,000 shares which are the subject of stock options that are not currently exercisable.

10 Includes 10,000 shares which Mr. Struzzieri has the right to acquire upon the exercise of currently exercisable stock options or options which become exercisable within the next 60 days.

11 Includes 47,500 shares which Ms. Takes has the right to acquire upon the exercise of currently exercisable stock options or options.

12 Includes (i) 10,000 shares which Mr. Warnock has the right to acquire upon the exercise of currently exercisable stock options or stock options which become exercisable within 60 days; (ii) 487,652 shares owned by the Cahill Warnock Entities,
       (iii) 258,268 shares which the Fund has the right to acquire pursuant to the Fund Warrant; and (iv) 14,311 shares which Strategic Associates, has the right to acquire pursuant to the Strategic Warrant (see footnotes 1 and 2 to this table).

13 Includes 462,425 shares which officers and directors have the right to acquire upon the exercise of currently exercisable stock options, options which become exercisable within the next 60 days, or currently exercisable warrants, and includes 272,679 shares which the Cahill Warnock Entities have the right to acquire upon the exercise of currently exercisable warrants.


                            PROPOSAL NO. 1
                        ELECTION OF DIRECTORS

     MANAGEMENT RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ELECTION OF
             THE NOMINEES NAMED TO THE BOARD OF DIRECTORS.

           Eight directors are to be elected at the Meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to the enclosed proxy for the election of the eight persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All nominees are currently members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors.

           DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES
CAST AT THE MEETING.

           The following table sets forth information concerning each person nominated to serve as a director of the Company:


                                    First Became
    Name                     Age      Director              Position
    ----                     ---      --------              --------

Michael D. Beck              56        1997         Director; Vice President,
                                                    TASA; President and Chief
                                                    Executive Officer, Beck
                                                    Evaluation & Testing
                                                    Associates, Inc. ("BETA")

Steven R. Berger(1)(2)       47        1996         Director

Joseph A. Fernandez(1)(2)    67        1998         Director

Donald W. Hughes(1)          52        2001         Director

Andrew L. Simon              60        1995         Chairman of the Board of
                                                    Directors; Chief Executive
                                                    Officer, TASA; President,
                                                    TASA

Linda G. Straley             46        1994         Director; Vice President,
                                                    TASA; Secretary, TASA

Thomas G. Struzzieri(1)(2)   46        2000         Director

David L. Warnock(2)          45        1998         Director

_________________
(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

        MICHAEL D. BECK was elected as a Director of the Company in March 1997 and has been Vice President of the Company since January 1997. Mr. Beck is also a Director and President and Chief Executive Officer of BETA and is a Director of MLP. Since 1983, Mr. Beck has been President of BETA, which provides consulting and contractual services to school districts, state education departments and test and textbook publishers. As of January 2, 1997, BETA became a wholly-owned subsidiary of the Company and Mr. Beck continues to serve as the President of BETA. See "Certain Relationships and Related Transactions", below. Mr. Beck has also provided consulting services on matters of educational research and assessment for various military, governmental and commercial organizations. Mr. Beck received an A.B. from John Carroll University and an M.A. from Fordham University.

        STEVEN R. BERGER was elected as a Director of the Company in March 1996 and he also serves on each of the Company's Compensation and Audit Committees. . Mr. Berger was a partner in the law firm of Salans from January 1989 through September 2002. Salans acted as special securities counsel to the Company from January 1995 through September 2002. Mr. Berger is currently a partner in the law firm of Vedder, Price, Kaufman & Kammholz in New York City. The Company has retained Vedder, Price, Kaufman & Kammholz as its special securities counsel. Mr. Berger received an A.B. from Harvard University and a J.D. from Harvard Law School.

        JOSEPH A. FERNANDEZ was elected as a Director of the Company in December 1998 and, since that date, he has also served on each of the Company's Audit and Compensation Committees. Dr. Fernandez is also a director of BETA and TESC. Dr. Fernandez is President of Joseph A. Fernandez & Associates, Inc., an education consulting firm. From June 1993 until June 1996, Dr. Fernandez served as President and Chief Executive Officer of School Improvement Services, Inc., an organization in Winter Park, Florida which provides consulting services related to school improvement at the state, district or school level. From June 1993 until July 1994, Dr. Fernandez also served as the President of the Council of Great City Schools, a Washington, D.C. based organization representing fifty of the largest urban school districts in the United States. Prior to assuming such positions in 1993, Dr. Fernandez served as Chancellor of the New York City Public Schools from 1990 to 1993 and as Superintendent of the Dade County Public Schools in Miami, Florida from 1987 to 1990. Dr. Fernandez served on the Board of Directors of Children's Comprehensive Services, Inc. from 1994 through 2001, and currently serves on the Board of Directors of Commerce Thru Digital Technology, Inc. Dr. Fernandez holds a B.A. from the University of Miami, a M.A. in Education from Florida Atlantic University and an Ed.D. from Nova University.

        DONALD W. HUGHES was elected as a Director in June
2001. Since July 2001, Mr. Hughes has served on the Company's Audit Committee. Mr. Hughes is the Executive Vice President, Secretary and Treasurer of Camden Partners, Inc., and a Managing Member of Camden Partners Strategic II, LLC. Mr. Hughes has served as an officer of Cahill Warnock since February 1997 and is a General Partner and Chief Financial Officer of Cahill Warnock. Prior to joining Cahill Warnock in February 1997, Mr. Hughes had served as Vice President, Chief Financial Officer and Secretary of Capstone Pharmacy Services, Inc. from December 1995 and as Executive Vice President and Chief Financial Officer of Broventure Company, Inc., a closely-held investment management company, from July 1984 to November 1995. Mr. Hughes also serves on the boards of Occupational Health + Rehabilitation Inc, and AgilQuest, Inc. Mr. Hughes received a B.A. from Lycoming College and an M.S.F. from Loyola College in Maryland, and is a Certified Public Accountant.

        ANDREW L. SIMON was elected as a Director and as President and Chief Financial Officer of the Company in March 1995. Mr. Simon is also President and a Director of MLP, a Director and President and Treasurer of TESC, a Director and Treasurer of MESI and a Director and Secretary of BETA. He served as Interim President of TASA from June 1994 through March 1995. He was a founder of the Company and previously served as a Director from 1976 to 1991 and has acted as a financial consultant to the Company since its inception in 1976. From 1983 to 1986, he was a Vice President/Marketing Division Head in the Private Clients Group at Bankers Trust Company. He was a Vice President at Citibank, NA, where he held a number of senior marketing and sales positions, from 1980 to 1983. Prior to 1980, Mr. Simon served as Marketing Director for several consumer package goods companies including Norcliff-Thayer and Lederle Laboratories. He holds an M.B.A. from Columbia University and a B.A. from Washington University. Mr. Simon is on the George Washington University National Council for Education and Human Development.

        LINDA G. STRALEY was elected as a Director of the Company and has been Vice President since June 1994. From June 1994 through March 1995, she was Chairman of the Board of Directors. She has been Secretary since August 1992 and, from 1984 to 1994, she served as director of DRP Services for the Company. Ms. Straley is also Secretary/Treasurer of MLP, Secretary and a Director of MESI and a Director and Secretary of TESC. Ms. Straley received a B.A. in Education from Bethany College and an M.S. in Educational Psychology and Statistics from the State University of New York.

        THOMAS G. STRUZZIERI was elected a director of the Company in June 2000. Mr. Struzzieri is the owner of HITS, a special events production company. HITS currently produces major equestrian circuits in California, Florida, Virginia, New York, Arizona, and Nevada. He is a director of the American Horse Shows Association and President of the National Hunter Jumper Council. He is on the Board of Directors of the United Way of Dutchess County, the Rhinebeck Center for Performing Arts, the Bardavon Opera House, the Boy Scouts of American of Dutchess County and the Astor Home for Children. Mr. Struzzieri is also a trustee of Vassar Hospital and a member of the Business and Community Leaders' Advisory Committee of the Institute of Ecosystems Studies. He attended Vassar College.

        DAVID L. WARNOCK was elected as a Director of the Company in October 1998 and, since that time, he has also served on each of the Company's Audit Committee (from which he resigned in July 2001) and Compensation Committees. Mr. Warnock is also a Director of TESC. Mr. Warnock is the President of Camden Partners, Inc., and a Managing Member of Camden Partners Strategic II, LLC. Mr. Warnock is a founding member of Cahill, Warnock & Company, LLC, an asset management firm established in 1995 to invest in small public companies. From 1983 to 1995, Mr. Warnock was with T. Rowe Price Associates in senior management positions, including President of the corporate general partner of T. Rowe Price Strategic Partners I and T. Rowe Price Strategic Partners II, and as the Executive Vice President of T. Rowe Price New Horizons fund. Mr. Warnock also serves on the Boards of Directors of Blue Rhino Corporation, Concorde Career Colleges, Inc., Environmental Safeguards, Inc., and QC Holdings, Inc. Mr. Warnock received a B.A. in History from the University of Delaware and a Masters in Finance from the University of Wisconsin.

        Pursuant to the Investor Rights Agreement, the Company has agreed that so long as Cahill, Warnock Strategic Partners Fund, L.P. and Strategic Associates, L.P. (collectively, the "Investors") own at least 50% of the warrants (the "Warrants") issued in connection with a certain Securities Purchase Agreement (the "Securities Purchase Agreement") (or, if the Warrants have been exercised, the shares issuable pursuant thereto), the Investors shall have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Donald
W. Hughes are the two current directors who were nominated by the Investors. Pursuant to a certain Investor Rights Agreement executed simultaneously with the Securities Purchase Agreement, the directors and executive officers of the Company have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Investors. In addition, for a period of 29 months from the Purchase Closing Date, at each meeting of stockholders for the purpose of electing directors, the Investors have agreed to cast all of their eligible votes in favor of the directors nominated by the Company. See "Proposal No. 4" and "Certain Relationships and Related Transactions", below.

COMMITTEES AND MEETINGS

        The Board of Directors had five meetings during Fiscal
2002, of which four were regularly scheduled meetings and one was a special meeting, and otherwise acted by unanimous written consent.

        The Company currently has an Audit Committee and a Compensation Committee. The Board is exploring creating a corporate governance Committee. The Company does not presently have any standing nominating committee of the Board of Directors or committee performing similar functions. The Compensation Committee, which, among other things, sets compensation for the employees of the Company and administers the Company's Amended and Restated 1991 Stock Option Incentive Plan and the Company's 2000 Stock Incentive Plan had one meeting during Fiscal 2002 and otherwise acted by unanimous written consent.

        During Fiscal 2002, all members of the Board of Directors attended at least 75% of the total number of (i) Board of Directors meetings, and (ii) meetings held by the committees of which each is a member.

REPORT OF THE AUDIT COMMITTEE

        The Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") marked the beginning of legislative and regulatory reforms of the corporate governance process in the United States. Sarbanes-Oxley contains very specific provisions with respect to the operation of the audit committees of the boards of directors. Under the new law, audit committees are now responsible for the appointment, compensation, and oversight of the Company's outside auditors. The Company's outside auditors are also now required to report directly to the Audit Committee. The Company's Board has adopted resolutions to comply with Sarbanes-Oxley. The Audit Committee Charter was originally adopted by the Board of Directors on June 7, 2000 and set forth as Exhibit A to the Proxy Statement for the Annual Meeting of Stockholders held March 30, 2001. The Audit Committee Charter is in the process of being revised, and it is anticipated that such revision will be completed upon the adoption by the SEC of final regulations applicable to audit committees. Final regulations regarding the role of audit committees are scheduled to be issued by the Securities and Exchange Commission by April 26, 2003. It is the Company's intent to comply fully with the requirements of Sarbanes-Oxley, final SEC regulations and the applicable requirements of NASDAQ.

        Until the adoption of Sarbanes-Oxley, the Audit
Committee of the Company focused primarily on: (a) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements; (b) the independence and performance of the Company's independent auditors; and (c) the Company's compliance with financial regulatory requirements. Since July 2002, the Audit Committee has taken a more active role in the preparation of the Company's financial statements, and has met separately with the Company's auditors in order to assess the quality of the audit, the use of estimates and reserves, and the application of generally accepted accounting principles. Any non-audit related services to be performed by the Company's independent auditors are now required to be reviewed as to scope and fees and approved in advance by the Audit Committee.

        Sarbanes-Oxley requires that all members of the Audit Committee be "independent directors". In order to be considered independent under Sarbanes-Oxley, a director must not
(a) accept any consulting, advisory or other compensatory fees from the Company, other than fees for serving as a director of the Company, and (b) be affiliated with the Company or any subsidiary thereof. The SEC has stated, however, that securities of a company which are traded on the over-the-counter electronic bulletin board are not considered "listed" securities, and therefore, the audit committee independence requirement will not apply to those companies. Since July 2001, the Company's securities have been traded on the over-the-counter electronic bulletin board. There has been no indication whether the SEC will continue with its interpretation in the final rules to be implemented by April 26, 2003. While not technically required to comply with these provisions of Sarbanes-Oxley, the Company intends to use its best efforts to satisfy the requirements of the law and regulations in this area. Upon adoption of final regulations, the Company and the Audit Committee will complete the revision of the Audit Committee Charter.

        The members of the Audit Committee are:  Donald W.
Hughes (Chairman), Steven R. Berger, Joseph A. Fernandez and Thomas G. Struzzieri. Under the Sarbanes-Oxley definition of "independence", only Messrs. Fernandez and Struzzieri satisfy the requirements of independence. Mr. Hughes is an executive officer and affiliate of Cahill Warnock, a 26.7% stockholder in the Company, and Mr. Berger was a partner in a law firm that received in excess of $60,000 in legal fees from the Company. Nevertheless, the Board of Directors of the Company has determined that no member of the Audit Committee has a relationship with the Company that is reasonably likely to interfere with the Committee's ability to perform its functions. The Board believes that Mr. Hughes qualifies as a "financial expert" on the basis of his business background and experience as he is a Certified Public Accountant and has served as the chief financial officer of several companies including his current employer, Camden Partners. The Board has also determined that, notwithstanding Mr. Hughes position as an executive officer and affiliate of Cahill Warnock, Mr. Hughes will be able to exercise independent judgment and to perform his Audit Committee responsibilities in a fair and impartial manner. Accordingly, the Board has determined that the best interests of the Company require that Mr. Hughes remain as a member of the Audit Committee and be deemed to be the Audit Committee's financial expert.

        The Audit Committee meets with management of the Company no less than quarterly to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee also meets with the Company's independent auditors in order to review financial and accounting policies of the company and to review the Company's financial statements. The Audit Committee held four meetings during Fiscal 2002.

        The Audit Committee reviewed and discussed the audited financial statements of Fiscal 2002 with management and with the Company's outside auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed under Statement of Auditing Standards No. 61, amended by No. 90 (Codification of Statements on Auditing Standards, AU Section
380). The Audit Committee inquired as to the independent accountant's independence and has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements for Fiscal 2002 be included in the Company's Annual Report on Form 10-KSB. The Audit Committee also reviewed and discussed the unaudited financial statements for the first quarter of Fiscal 2003 with management and with the Company's outside auditors.

        The Company's independent auditors and the Company's internal financial and accounting personnel have unrestricted access to the members of the Audit Committee. Going forward, the Audit Committee will establish a confidential procedure for Company personnel to report any allegation of improper accounting treatment or an improper use of Company property by Company personnel.

Donald W. Hughes (Chairman)
Steven R. Berger
Joseph A. Fernandez
Thomas G. Struzzieri

INDEPENDENT AUDITORS

        The Board of Directors of the Company has appointed, and the Audit Committee has confirmed, the firm of Lazar, Levine & Felix LLP ("Lazar") as its independent auditors for the 2003 fiscal year. Lazar has been serving the Company in this capacity since September 1995. A representative from Lazar will be present at the Meeting and will be given the opportunity to make a statement if the representative desires to do so. The representative is expected to be available to respond to appropriate questions. In the future, the Audit Committee will be solely responsible for the appointment, compensation and oversight of Lazar.

        Fees.  In Fiscal 2002 and Fiscal 2001, the Company
        ----
incurred the following professional fees from Lazar:
Audit Fees.  In Fiscal 2002 and Fiscal 2001, the
Company incurred $105,000 and $68,000, respectively, in fees in connection with the audits of the Company's annual financial statements for the fiscal years ended October 31, 2002 and October 31, 2001, respectively, and for the reviews of the financial statements of the Company included in the Company's quarterly reports for such fiscal years. The audit fees for Fiscal 2002 included $12,000 in fees accrued for the audit of the Company's financial statements for Fiscal 2001.

        Audit-Related Fees.  In Fiscal 2002, the Company
        ------------------
incurred $35,750 in fees in connection with Lazar's audits of the Company's performance during Fiscal 2001 and Fiscal
2002 of a contract to provide assessment and scoring services for a particular state. Such audits were required by the state contract. In addition, the Company incurred$8,390 in fees in Fiscal 2002 for a separate
Department of Education audit required for our post-secondary school division.

        Tax Fees.  In Fiscal 2002 and Fiscal 2001, the Company
        --------
did not incur any fees to Lazar for services related to tax compliance, tax planning, and reporting

        All Other Fees.  For all other services, the Company
        --------------
incurred an aggregate of $8,560 and $4,087, respectively, in fees to Lazar during the Fiscal 2002 and Fiscal 2001, respectively, for all non-audit services. These services were rendered in connection with the potential sale of the Company's post-secondary school division which has been classified as discontinued operations.

        The Audit Committee believes that, on the basis of the relevant facts and circumstances pertaining to that firm's engagement by the Company, Lazar satisfies the requirements for independence from the Company.

        Audit Committee Pre-Approval of Audit Services and
        --------------------------------------------------
Permissible Non-Audit Services.  Consistent with Sarbanes-Oxley
------------------------------
and the SEC regulations promulgated thereunder, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services to be performed by the Company's independent accountants.

EXECUTIVE COMPENSATION

        The following table shows compensation for services rendered to the Company during Fiscal 2002, 2001, and 2000, respectively, by the Chief Executive Officer, the President of BETA, the Chief Operating Officer of TASA and MLP, the Chief Financial Officer, and the Executive Vice President of TESC.
Each executive officer serves under the authority of the Board of Directors. No other executive officer of the Company received cash compensation that exceeded $100,000 during such years. Therefore, pursuant to Item 402 of Regulation S-B, only compensation for each of the Chief Executive Officer, the President of BETA, the Chief Operating Officer of TASA and MLP, the Chief Financial Officer, and the Executive Vice President of TESC is shown in the Summary Compensation Table below.


                      SUMMARY COMPENSATION TABLE



                                     Annual Compensation                       Long-Term Compensation
                                     ------------------------------------------------------------------
                                                                             Awards             Payouts
                                                                             --------------------------

                                                                                       Securities            All Other
                                                          Other Annual  Restricted      Underlying     LTIP    Compen-
 Name and Principal                                       Compensation    Stock       Options/SARs(1) Payouts  sation
     Position                Year    Salary($)   Bonus($)      ($)      Award(s)($)        (#)          ($)      ($)
--------------------------------------------------------------------------------------------------------------------
Andrew L. Simon,             2002    $219,166    $25,000    $22,125(2)       0           10,000/0(2)     0        0
President, Chief             2001    $215,000    $40,000    $21,854(2)    10,000(2)      20,000/0(2)     0        0
Executive Officer            2000    $212,500        0      $35,350(2)       0           20,000/0        0        0
--------------------------------------------------------------------------------------------------------------------
Michael D. Beck,             2002    $150,000    $25,414    $19,928(3)       0            6,000/0(3)     0        0
Vice President,              2001    $150,000    $47,854    $19,654(3)    10,000(3)      12,000/0(3)     0        0
TASA; President              2000    $150,000    $20,608    $30,702(3)       0           12,000/0        0        0
and Chief
Executive
Officer, BETA
--------------------------------------------------------------------------------------------------------------------
Peter A.                     2002    $150,000    $43,902    $18,831(4)       0            6,000/0(4)     0        0
Duhamel, Chief               2001    $122,260     40,511    $17,848(4)    10,000(4)      12,000/0(4)     0        0
Operating                    2000    $122,260        0      $20,201(4)       0           40,000/0        0        0
Officer,
TASA/MLP
--------------------------------------------------------------------------------------------------------------------
Denise M.                    2002        0           0           0           0              0            0        0
Stefano, Chief               2001     $91,616        0       $9,945(5)       0              0            0        0
Financial                    2000    $110,000        0      $14,842(5)       0            5,000/0        0        0
Officer
(resigned
effective July
31, 2001)
--------------------------------------------------------------------------------------------------------------------
Faith Takes,                 2002    $150,000        0      $12,093(6)       0              0            0        0
Executive Vice               2001    $150,000        0       $9,945(6)       0              0            0        0
President, TESC;             2000    $150,000        0      $10,979(6)       0           10,000/0        0        0
President and
Chief Executive
Officer, MESI
--------------------------------------------------------------------------------------------------------------------


*(1)	To date, the Company has issued no SARs.

 (2) Includes: contributions to the Company's qualified 401(k) Profit Sharing Plan (the "401(k)") and the Company's Money Purchase Pension Plan (the "Pension Plan") of$8,500 in Fiscal 2002, $8,500 in Fiscal 2001, and $17,000 in Fiscal 2000; and
        $9,000, $9,000, and $9,882, for a company car in Fiscal 2002,
        2001, and 2000, respectively. Also includes: restricted shares and options issued after the end of Fiscal 2001 pursuant to the Company's 2000 Stock Incentive Plan, as part of a bonus paid in respect of Fiscal 2001; and stock options issued after the end of Fiscal 2002 pursuant to the Company's 2000 Stock Incentive Plan, as part of the bonus paid in respect to Fiscal 2002.

 (3) Includes: contributions to the Company's 401(k) and Pension Plan of $8,500 in Fiscal 2002, $8,500 in Fiscal 2001; and $17,000 in Fiscal 2000; and $7,091, $7,091, and $6,234, for a
        company car in Fiscal 2002, 2001, and 2000, respectively. Also includes: restricted shares and options issued after the end of Fiscal 2001 pursuant to the Company's 2000 Stock Incentive Plan, as part of a bonus paid in respect of Fiscal 2001; and stock options issued after the end of Fiscal 2002 pursuant to the Company's 2000 Stock Incentive Plan, as part of the bonus paid in respect to Fiscal 2002.

 (4) Includes: contributions to the Company's 401(k) and Pension Plan of $8,500 in Fiscal 2002, $7,500 in Fiscal 2001, and $12,226 in Fiscal 2000; and $5,994, $5,994 and $4,995 for a
        company car in Fiscal 2002, 2001 and 2000, respectively. Also includes: restricted shares and options issued after the end of Fiscal 2001 pursuant to the Company's 2000 Stock Incentive Plan, as part of a bonus paid in respect of Fiscal 2001; and stock options issued after the end of Fiscal 2002 pursuant to the Company's 2000 Stock Incentive Plan, as part of the bonus paid in respect to Fiscal 2002.

 (5) Includes: contributions to the Company's 401(k) and Pension Plan of $0 in Fiscal 2002, $4,581 in Fiscal 2001 and $11,000 in Fiscal 2000, and $0, $2,541 and $840 for a company car in Fiscal 2002, 2001 and 2000, respectively.

 (6) Includes: $8,556, $8,556, and $8,412 for a company car in Fiscal 2002, Fiscal 2001, and Fiscal 2000, respectively.


EMPLOYMENT CONTRACTS

        On March 1, 1996, the Company entered into an employment agreement with each of Andrew L. Simon and Linda G. Straley, pursuant to which the Company agreed to employ Mr. Simon and Ms. Straley, and each of Mr. Simon and Ms. Straley agreed to remain, as the Company's President and Chief Executive Officer, and Vice President, respectively, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in each such agreement.

        As of January 2, 1997, the Company entered into an employment agreement with Michael D. Beck, pursuant to which the Company agreed to employ Mr. Beck, and Mr. Beck agreed to remain, as Vice President of TASA and President and Chief Executive Officer of BETA, for a term of three years, subject to automatic yearly extensions and certain rights of termination as provided in such agreement.

        In the employment agreements with each of Messrs. Simon and Beck and Ms. Straley, the Company has agreed to provide for certain benefits and protections for such executive officers in connection with a change of control of the Company. Such agreements provide that upon the occurrence of a change of control (as defined in each agreement), such executive's employment agreement would continue until the earlier of three years from the date of such change of control or the date all of the Company's obligations under the employment agreement are satisfied. In addition, in the event of a change of control, each executive officer would be awarded for each fiscal year during the employment term, an annual bonus in cash at least equal to the average annual bonus payable to such executive in respect of two of the last three fiscal years immediately preceding the date of the change of control in which bonuses paid were higher. In addition, Mr. Beck's employment agreement provides that, in the event of a change of control, he would be entitled to receive a bonus equal to the average annual bonus payable to Mr. Beck from the Company in respect of two of the last three fiscal years immediately preceding the date of any change of control in which the bonuses paid were higher.

        In November 1998, the Company, through MESI, acquired substantially all of the assets of Mildred Elley. MESI entered into an employment agreement with Faith Takes, pursuant to which Ms. Takes agreed to remain as the President and Chief Executive Officer of MESI and to become the Executive Vice President of TESC, a wholly-owned subsidiary of the Company and the parent company of MESI. Ms. Takes' employment agreement terminates October 31, 2003, and includes a non-competition provision of three years from the date of termination. In August 2000, Ms. Takes commenced an action against the Company, alleging, among other things, certain defaults under her employment agreement.
In Fiscal 2002, the Company made the decision to divest the Mildred Elley Schools. Consistent with this determination, the Company entered into a letter of intent to sell substantially all the assets and liabilities of MESI to Ms. Takes, subject the execution of definitive documentation and the satisfaction of closing conditions. The transaction has been awaiting regulatory approval since October 2002, and while such transaction has been pending, the letter of intent has expired by its terms and the litigation has been stayed by mutual consent.

        On December 1, 1999, the Company entered into an employment agreement with Peter Duhamel, pursuant to which, effective as of January 10, 2000, the Company agreed to employ Mr. Duhamel, and Mr. Duhamel agreed to remain, as the Chief Operating Officer of TASA and MLP and as a Vice President of TASA, for an initial term of one year, subject to automatic yearly extensions and certain rights of termination as provided in such agreement. The agreement contains a non-competition clause for one year following termination of the executive's employment.

        Generally, each employee of the Company has agreed to the assignment to the Company of the employee's rights to any inventions relating to the Company's business or interest which were conceived both prior to and during the period of employment and, except under certain specified conditions, the Company's employees are prohibited from competing for one year with the Company in areas in which he or she was employed.

STOCK INCENTIVE PLANS

        The Board of Directors of the Company adopted the 1991 Stock Option Incentive Plan (the "Option Plan") on August 25, 1991 in order to attract and retain qualified personnel, which Option Plan was approved by the stockholders on August 25, 1991. The Board of Directors adopted the Amended and Restated 1991 Stock Option Incentive Plan (the "Amended Option Plan") in February 1996, which Amended Option Plan amended and restated the Option Plan and was approved by the stockholders of the Company on March 29, 1996. Under the Amended Option Plan, options to purchase up to 625,000 shares of Common Stock were available to be granted to employees, officers, directors and consultants of the Company. The Amended Option Plan terminated in 2001, after which no further options or stock awards may be issued under the Amended Option Plan; all options and other stock awards outstanding under the Amended Option Plan at the termination date shall continue to be outstanding and may be exercised in accordance with their respective terms, until such options or other stock awards expire by their terms.

        The Board of Directors of the Company adopted the 2000 Stock Incentive Plan (the "2000 Plan") in February, 2000. The stockholders of the Company approved the 2000 Plan at the Company's Annual Meeting of Stockholders held on March 31, 2000. Under the 2000 Plan, options or other stock awards with respect to up to 300,000 shares of the Company's Common Stock may be granted to employees, officers, directors and consultants of the Company. The terms of the 2000 Plan are substantially identical to the terms of the Amended Option Plan, except for provisions with respect to the number of shares which may be issued under the 2000 Plan and the expiration date of the 2000 Plan. As of October 31, 2001, no options or other stock awards had been issued under the 2000 Plan. As of October 31, 2002, options to purchase up to an aggregate of 79,800 shares were outstanding under the 2000 Plan and restricted stock awards aggregating 35,000 shares had been issued under the 2000 Plan.

        Each of the Amended Option Plan and the 2000 Plan (collectively, the "Option Plans") is administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the terms of the Option Plans, the Committee is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. The exercise price of stock options granted under the Option Plans may not be less than the fair market value of the Company's Common Stock on the date of the grant. In general, options become exercisable after the first anniversary of the date of grant. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. Options held by a terminated employee expire three months after termination except in the event of death, disability or termination for cause. No one participant may receive, in any one fiscal year, awards under the Option Plans which would entitle the participant to receive more than 50,000 shares.

        In Fiscal 2000, the Company granted a total of 113,275 options under the Amended Plan, and 76,350 options under the Amended Option Plan were canceled. In Fiscal 2001, 22,750 options were cancelled under the Amended Option Plan. No options were granted in Fiscal 2001 under either the Amended Option Plan or the 2000 Plan. In Fiscal 2002, 375 options were cancelled under the Amended Option Plan. In January 2002, restricted stock awards aggregating 35,000 shares and 79,800 options were granted under the 2000 Plan. As of October 31, 2002, there were 474,912.50 options in the aggregate outstanding under the Amended Option Plan and 79,800 options in the aggregate were outstanding under the 2000 Plan.



                    OPTION/SAR GRANTS IN LAST FISCAL YEAR
                             (INDIVIDUAL GRANTS)

                         Number of     Percent of Total
                         Securities      Options/SARs
                         Underlying       Granted to
                       Options/SARs(1)   Employees in      Exercise Or Base
Name                     Granted (#)      Fiscal Year      Price ($/Share)    Expiration Date
---------------------------------------------------------------------------------------------
Andrew L. Simon,           20,000            25.1%              $0.46            1/10/2012
President, Chief
Executive Officer
---------------------------------------------------------------------------------------------
Michael D. Beck, Vice      12,000            15.1%              $0.46            1/10/2012
President, TASA;
President and Chief
Executive Officer,
BETA
---------------------------------------------------------------------------------------------
Peter Duhamel, Chief       12,000            15.1%              $0.46            1/10/2012
Operating Officer,
TASA/MLP
---------------------------------------------------------------------------------------------
Faith Takes, Executive         --              --                  --                   --
Vice President, TESC;
President and Chief
Executive Officer,
MESI
---------------------------------------------------------------------------------------------

(1)	To date, the Company has issued no SARs.




                AGGREGATED OPTION/SAR EXERCISES IN LAST
                FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                             Number of
                                                             Securities         Value of
                                                             Underlying      Unexercised In-
                                                            Unexercised         the-Money
                                                           Options/SARs(1)    Options/SARs(1)
                                                            at FY-End (#)      at FY-End ($)
                                                         ---------------------------------------
                            Shares
                         Acquired on     Value Realized      Exercisable/      Exercisable/
    Name                 Exercise (#)         ($)           Unexercisable     Unexercisable
------------------------------------------------------------------------------------------------


Andrew L. Simon,              0                0            141,875/15,000     --/$1,800(2)
President, Chief
Executive Officer
------------------------------------------------------------------------------------------------
Michael D. Beck, Vice         0                0             70,750/12,000     --/$1,080(2)
President, TASA;
President and Chief
Executive Officer,
BETA
------------------------------------------------------------------------------------------------
Peter Duhamel, Chief          0                0             40,000/12,000     --/$1,080(2)
Operating Officer,
TASA/MLP
------------------------------------------------------------------------------------------------
Faith Takes, Executive        0                0             47,500/0          --/--(2)
Vice President, TESC;
President and Chief
Executive Officer,
MESI
------------------------------------------------------------------------------------------------

(1)	To date, the Company has issued no SARs.
(2)	Based on the closing price of the Company's Common Stock on
        NASDAQ on October 31, 2002, or $0.55.

        The following table describes the equity securities of the Company issuable as of October 31, 2002 pursuant to the Company's equity compensation plans. The Company has four equity compensation plans, each of which has been approved by the stockholders of the Company: (1) the Amended and Restated 1991 Stock Incentive Plan (under which no further incentive awards may be made); (2) the 2000 Stock Incentive Plan; (3) the Amended and Restated Directors Stock Option Plan, and (4) the Consultants Stock Incentive Plan.




                       EQUITY COMPENSATION PLAN INFORMATION
                              AS OF OCTOBER 31, 2002
                     -----------------------------------------------------------------------------
                             Number of
                          securities to be                                 Number of securities
                            issued upon           Weighted-average       remaining available for
                            exercise of           exercise price of       future issuance under
                            outstanding              outstanding        equity compensation plans
                         options, warrants        options, warrants       (excluding securities
                             and rights              and rights           reflected in column (a))
                                 (a)                     (b)                       (c)
--------------------------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders              609,087                  $2.522                    287,525
--------------------------------------------------------------------------------------------------
Equity compensation
plans not approved by
security holders                 --                       --                        --
--------------------------------------------------------------------------------------------------



DIRECTORS COMPENSATION

        The Board of Directors of the Company adopted the Directors Plan in February 1996 in order to aid the Company in attracting, retaining and motivating independent directors, which Directors Plan was approved by the stockholders of the Company on March 29, 1996. The Directors Plan initially authorized awards up to an aggregate of 25,000 shares of Common Stock. In February 2000, the Board of Directors approved an amendment to the Directors Plan increasing to 75,000 the number of shares which may be the subject of stock options under the Directors Plan.
The stockholders of the Company approved such amendment at the Annual Meeting of Stockholders on March 31, 2000. Under the Directors Plan, non-qualified stock options to purchase up to 75,000 shares of Common Stock may be granted to non-employee directors of the Company, which options are granted automatically at the times and in the manner stated in the Directors Plan.

        Subject to the terms of the Directors Plan, each non-employee director receives 5,000 options on the day he (she) first is elected to the Board of Directors, and 2,500 options on the date of each annual meeting of the stockholders of the Company, provided he (she) is re-elected to the Board of Directors. The exercise price of stock options granted under the Directors Plan is the fair market value of the Company's Common Stock on the date of grant. The options become exercisable after the first anniversary of the date of grant and the term of the option cannot exceed ten years. On March 31, 2000, the Company granted 7,500 options; on June 7, 2000, the Company granted 5,000 options; on March 30, 2001, the Company granted 10,000 options, on June 6, 2001, the Company granted 5,000 options; and on March 20, 2002, the Company granted 12,500 options under the Directors Plan. As of October 31, 2002, an aggregate of 46,875 options were outstanding under the Directors Plan.

        Directors receive no compensation, other than the options pursuant to the Directors Plan, for services in such capacity.

OTHER PLANS

        Consultants Stock Incentive Plan.  In March 1997, the
        --------------------------------
Board of Directors of the Company adopted the Consultants Plan, pursuant to which options to purchase up to 50,000 shares of Common Stock may be granted to consultants to the Company. The Consultants Plan is administered by the Board of Directors of the Company. Subject to the terms of the Consultants Plan, the Board is authorized to select optionees and determine the number of shares covered by each option and certain of its other terms. In general, the exercise price of stock options granted under the Consultants Plan is the fair market value of the Company's Common Stock on the date of the grant, however, the Board has the discretion to use another method of valuation if it determines that such other valuation is warranted. In general, options become exercisable six months from the date of grant, although the Board has discretion to set either longer or shorter vesting periods. The period within which any stock option may be exercised cannot exceed ten years from the date of grant. If a consultant's association with the Company is terminated prior to the end of its agreed term, all unexercised, deferred and unpaid awards shall be canceled immediately, except in the event of the Consultant's death or disability. During Fiscal 2002, the Company granted 7,500 options under the Consultants Plan. As of October 31, 2002, 7,500 options were outstanding under the Consultants Plan.

        Profit Sharing Plan. The Company has a qualified 401(k)
        -------------------
Profit Sharing Plan. For fiscal years ended before November 1, 2000, the 401(k) Plan allowed eligible employees to contribute up to 15 percent (15%) of income through Company contributions and a salary reduction mechanism. Company contributions to the 401(k) Plan were optional and accrued at the discretion of the Board of Directors. For Fiscal 2000 and Fiscal 1999, the Board of Directors of the Company elected not to make a contribution to the 401(k) Plan. Effective November 1, 2000, the Company amended the 401(k) Plan to provide a matching component under the 401(k) Plan of up to five percent (5%) of each eligible employee's compensation. In addition, the eligibility requirements were amended to that an employee is not eligible until completing twelve months or two thousand hours of employment, and may only enter the 401(k) Plan at specified entry dates.

        Net assets for the 401(k) Plan, as estimated by the Massachusetts Mutual Life Insurance Company which maintains such plan's records, were $1,735,127, $1,667,686, and $1,794,313 at
October 31, 2002, 2001 and 2000, respectively.

        Money Purchase Pension Plan.  In October 1991, the
        ---------------------------
Company adopted a Money Purchase Pension Plan, which has been qualified by the Internal Revenue Service. Under this Plan, for fiscal years ended before November 1, 2000, the Company was required to make an annual contribution to the Plan equal to ten percent (10%) of each eligible employee's compensation. Effective November 1, 2000, the Company amended the Plan to exclude highly compensated employees and to reduce the contribution to five percent (5%) of each eligible employee's compensation. In addition, the eligibility requirements were amended to that an employee is not eligible until completing twelve months of employment, and may only enter the Pension Plan at specified entry dates.

        Net assets for the Money Purchase Pension Plan, as estimated by the Massachusetts Mutual Life Insurance Company which maintains such plan's records, were, and $940,550, $936,111, and $944,366 at October 31, 2002, 2001 and 2000,
respectively.

        For Fiscal 2002, Fiscal 2001, and Fiscal 2000, the
Company's retirement costs aggregated $166,000, $146,000, and $197,500, respectively.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of the Company's outstanding common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other securities of the Company on Forms 3, 4 and 5, and to furnish the Company with copies of all such forms they file. Based on a review of copies of such reports received by the Company, all of the Company's directors and officers timely filed all reports required with respect to Fiscal 2001 and Fiscal 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In November 1998, the Company, through MESI, acquired substantially all of the assets of Mildred Elley. The Company financed the acquisition through the issuance of the Debentures, with the Warrants attached, pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement"), with the Cahill, Warnock Entities. Pursuant to the Securities Purchase Agreement, the Company: (i) issued and sold to the Cahill, Warnock Entities 8% Debentures due 2003 (the "Debentures"), dated October 28, 1998 (the "Purchase Closing Date"), in the aggregate principal amount of $4,000,000, (ii) issued and sold to the Cahill, Warnock Entities, as additional consideration for purchasing the Debentures, the Warrants to acquire an aggregate of 690,229.5 shares of the Company's Common Stock, which, on the Purchase Closing Date, constituted 20% of the Company's issued and outstanding common stock on a fully diluted basis, after giving effect to the transactions contemplated in the Securities Purchase Agreement and (iii) authorized the issuance and sale in the future to the Cahill, Warnock Entities of additional shares of the Company's Common Stock upon the Company's exercise of a put option, the terms and conditions of which are set forth in the Securities Purchase Agreement. The exercise price of the Warrants upon issuance was $1.40 per share of Common Stock, subject to certain antidilution adjustments set forth in the Warrants. On December 3, 1999, in exchange for the Cahill, Warnock Entities' consent, among other things, to subordinate the Debentures to certain financing the Company is seeking to obtain in connection with the implementation of the Company's strategic plan and pursuant to a Consent, Agreement and Amendment, dated as of December 3, 1999, among the Company and the Cahill, Warnock Entities, the Board of Directors of the Company approved a repricing of the Warrants to an exercise price of $1.125 per share of Common Stock, subject to the same antidilution adjustments referred to above. Pursuant to the Registration Rights Agreement between the Company and the Cahill, Warnock Entities, the Company registered the shares of Common Stock underlying the Warrants with the Securities and Exchange Commission. On October 1, 2002, the Company and the Cahill Warnock entities agreed to an extension of the maturity date of the Debentures from October 28, 2003 until February 1, 2004.

        Pursuant to the Investor Rights Agreement between the Company and the Cahill, Warnock Entities, the Company has agreed that so long as the Cahill, Warnock Entities own at least 50% of the Warrants (or if the Warrants have been exercised, the shares issuable pursuant thereto), the Cahill, Warnock Entities shall have the right to nominate two directors to the Board of Directors of the Company. David L. Warnock and Donald W. Hughes are the current directors who were nominated by the Cahill, Warnock Entities. Pursuant to the Investor Rights Agreement, the directors and executive officers have agreed, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Cahill, Warnock Entities. In addition, for a period of 29 months from the Purchase Closing Date, at each meeting of stockholders for the purpose of electing directors, the Cahill, Warnock Entities had agreed to cast all of their eligible votes in favor of the directors nominated by the Company.

        As of January 2, 1997, the Company purchased all of the outstanding capital stock of BETA from the holders of such shares for a purchase price equal to (i) $130,000 in cash, (ii) $150,000 payable in promissory notes (the "Notes"), bearing interest at the rate of 8.25% and maturing on January 2, 1999, and (iii) 150,000 shares of the Company's Common Stock. The Notes were paid in December 1998. Michael D. Beck, Vice President and Director of the Company and President and Chief Executive Officer of BETA, Connie Beck, Mr. Beck's wife, and Amanda Beck, Mr. Beck's daughter, were the shareholders of BETA at the time of its acquisition. Pursuant to the Stock Purchase Agreement, Mr. Beck had the option to repurchase all of the outstanding capital stock of BETA from the Company for a period of six years from the Agreement Date. This option expired unexercised on January 2, 2003.

        In November 1998, the Company, through MESI, purchased substantially all of the assets of Mildred Elley for an aggregate purchase price of $3,000,000, paid as follows: (i) $2,000,000 in cash at the closing and (ii) $1,000,000 by a five-year promissory note of MESI, payable in equal quarterly installments of principal and interest and bearing interest at a rate equal to 8.5% per annum. In addition, MESI assumed certain liabilities of Mildred Elley related to the acquired business (the "Assumed Liabilities"). The aggregate amount of the Assumed Liabilities is approximately $1,000,000. Simultaneous with the closing of such purchase, MESI entered into an employment agreement with Faith Takes, pursuant to which Ms. Takes agreed to remain as the President and Chief Executive Officer of MESI and to become the Executive Vice President of TESC, a wholly-owned subsidiary of the Company and the parent company of MESI. The former owner of the Mildred Elley School, Inc. commenced an action alleging defaults in the payment of certain amounts under the asset purchase agreement between the Company and Mildred Elley School, Inc. and the accompanying promissory notes of MESI (TASA's wholly-owned subsidiary). In August 2000, Ms. Takes commenced an action against the Company, alleging, among other things, certain defaults under her employment agreement. The complaint also alleges certain defaults by MESI in the employment agreement between MESI and Faith Takes, the former owner of the Mildred Elley School, Inc. who is currently MESI's president and chief executive officer. The Company has defended primarily based on offsets related to breaches of warranties in the asset purchase agreement. Cross-motions for partial summary judgment were made and the court issued a decision which granted summary judgment to plaintiff on two demand notes in the total principal amount of $67,000 plus attorneys fees of $9,326. The court also recognized the right of offset and granted summary judgment in favor of MESI on one issue, but found a triable issue of fact on the parties' intentions on another issue. Cross-appeals of the lower court's decision are pending currently in the New York State Appellate Division. In Fiscal 2002, the Company made the decision to divest the Mildred Elley Schools. Consistent with this determination, the Company entered into a letter of intent to sell substantially all the assets and liabilities of MESI to Ms. Takes, subject to the execution of definitive documentation and the satisfaction of closing conditions. The transaction has been awaiting regulatory approval since October 2002, and while such transaction has been pending, the letter of intent has expired by its terms and the litigation has been stayed by mutual consent. The foregoing alleged defaults under the MESI notes trigger a potential cross default under the Company's outstanding 8% Subordinated Debentures, in the outstanding principal amount of $3,530,141 (as of October 31, 2001) held by Cahill Warnock Strategic Partners Fund, L.P. and Strategic Associates, L.P. The Company has not received a notice of default from the holders of such Debentures.

        One of the Company's directors, Steven R. Berger, through September 30, 2002, was a partner in Salans, which acted as special securities counsel to the Company. The Company paid legal fees of $58,043, $62,217, and $88,081 to Salans for Fiscal 2002, 2001, and 2000, respectively. As of October 1, 2002, Mr. Berger became a partner in Vedder, Price, Kaufman & Kammholz.
The Company has retained Vedder, Price, Kaufman & Kammholz as its special securities counsel, though the Company did not pay any legal fees to that firm in Fiscal 2002.

                        OTHER INFORMATION

        Accompanying this Proxy Statement and the notice of meeting which is the first page of this Proxy Statement is the Company's Proxy and Annual Report for its fiscal year ended
October 31, 2002.

                  PROPOSALS OF SECURITY HOLDERS

        Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting no later than October 31, 2003.

                  AVAILABILITY OF ANNUAL REPORT

        COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB
FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002, AS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED FREE OF
CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO:

           Ms. Linda G. Straley, Vice President and Secretary,
       Touchstone Applied Science Associates, Inc., P.O. Box 382,
             4 Hardscrabble Heights, Brewster, New York 10509.

                                           LINDA G. STRALEY
                                           Vice President and Secretary

Brewster, New York
March 24, 2003

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

                TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
           PROXY-Annual Meeting of Stockholders-April 25, 2003
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned, a stockholder of TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation (the
"Company"), does hereby appoint ANDREW L. SIMON and LINDA G. STRALEY, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the headquarters of the Company at 4 Hardscrabble Heights, Brewster, New York 10509, on April 25, 2003, at 10:00 a.m., local time, and at any adjournment or adjournments thereof.


        Please mark
[X]     votes as in
        this example

   UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE
           WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.   Election of Directors

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES.

     Nominees: Michael D. Beck, Steven R. Berger, Joseph A.
               Fernandez, Donald W. Hughes, Andrew L. Simon,
               Linda G. Straley, Thomas G. Struzzieri, and
               David L. Warnock



                                         WITHHELD
                    FOR ALL   [  ]       FROM ALL  [  ]
                    NOMINEES             NOMINEES


     For, except vote withheld from the following nominee(s):

     [ ] ____________________________________________________


2. To vote with discretionary authority with respect to all other matters which may come before the meeting.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated March 24, 2003, and a copy of the Annual Report for the fiscal year ended October 31, 2002.


[  ]  MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGE:



Signature:                                             Date
           ----------------------------------------         -----------------

Signature:                                             Date
           ----------------------------------------         -----------------


NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.